Fair Value Measurements	12 Months Ended
Dec. 31, 2017
Fair Value Disclosures [Abstract]
Fair Value Measurements

13.	Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 means the use of quoted prices in active markets for identical assets or liabilities. Level 2 means the use of values that are derived principally from or corroborated by observable market data. Level 3 means the use of inputs are those that are unobservable and significant to the overall fair value measurement.

As of December 31, 2017 the Company had no assets or liabilities measured at fair value on a recurring or non-recurring basis. At December 31, 2017, December 31, 2016 and September 30, 2016, the carrying amount reported in the consolidated balance sheets for cash and cash equivalents, short-term notes payable and revolving credit approximate their fair value based upon the short-term nature of these items.

The fair values of the Company’s other mortgage notes payable were estimated based on current rates available to the Company for debt of the same remaining maturities. At December 31, 2017, the carrying amount and fair value of such other long-term debt was $118,317,000 and $122,271,000, respectively. At December 31, 2016, the carrying amount and fair value of such other long-term debt was $40,745,000 and $43,747,000, respectively. At September 30, 2016, the carrying amount and fair value of such other long-term debt was $41,932,000 and $46,216,000, respectively.